UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 1, 2004

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin	53223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 354-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a), (c), (d) Not applicable.

(b) On December 1, 2004, Michael T. Crowley, Sr. notified Bank Mutual Corporation that he is resigning from its board of directors effective on December 31, 2004. Mr. Crowley, Sr. stated that his resignation did not relate to any disagreement on matters relating to Bank Mutual Corporation’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2004	BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Eugene H. Maurer, Jr.
Eugene H. Maurer, Jr.
Senior Vice President and Secretary

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